Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties
6. Risks and Uncertainties
The Plan invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks, as well as uncertainties related to global events and public health concerns. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participant account balances and the amounts reported in the Statements of Changes in Net Assets Available for Benefits.